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                                                                                                                          EXHIBIT 99

 Chrysler Financial                                                                    Distribution Date:                   9/6/2002
 DaimlerChrysler Auto Trust 2002-B Monthly Servicer's Certificate (HP)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                                     2
       Distribution Date                                                   9/6/2002

       DATES COVERED                                             FROM AND INCLUDING            TO AND INCLUDING
      ---------------                                            -------------------           ----------------
           Collections Period                                              8/1/2002                   8/31/2002
           Accrual Period                                                  8/6/2002                    9/5/2002
           30/360 Days                                                           30
           Actual/360 Days                                                       31


                                                                           NUMBER OF
       COLLATERAL POOL BALANCE DATA                                        ACCOUNTS                  $ AMOUNT
       ----------------------------                                        --------                  --------

       Pool Balance - Beginning of Period                                   107,693            1,953,798,581.16
       Collections of Installment Principal                                                       34,950,394.06
       Collections Attributable to Full Payoffs                                                   19,621,448.56
       Principal Amount of Repurchases                                                                        -
       Principal Amount of Gross Losses                                      10,172                  114,551.43
                                                                                            --------------------

       Pool Balance - End of Period                                         106,469            1,899,112,187.11
                                                                                            ====================



       POOL STATISTICS                                                                       END OF PERIOD
       ---------------                                                                      --------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                2,000,013,689.95
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                    94.95%

       Ending O/C Amount                                                                          93,635,420.82
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                            105.19%

       CUMULATIVE NET LOSSES                                                  7,279.30                63,076.15
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                0.04%
       Cumulative Recovery Ratio                                                                          49.43%
       60+ Days Delinquency Amount                                                                 1,731,087.95
       Delinquency Ratio (3 mo. Weighted Avg.)                                                          0.05120%

       Weighted Average APR                                                                               7.118%
       Weighted Average Remaining Term (months)                                                           51.50
       Weighted Average Seasoning (months)                                                                 6.79




 Chrysler Financial                                                             Distribution Date:                         9/6/2002
 DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)                                    PAGE 2 OF 2

------------------------------------------------------------------------------------------------------------------------------------
       Cash Sources
           Collections of Installment Principal                                                        34,950,394.06
           Collections Attributable to Full Payoffs                                                    19,621,448.56
           Principal Amount of Repurchases                                                                      0.00
           Recoveries on Loss Accounts                                     2,892.57                        58,754.58
           Collections of Interest                                                                     11,368,565.74
           Investment Earnings                                                                             15,215.68
           Reserve Account                                                                              4,797,657.50
                                                                                            -------------------------
           Total Sources                                                                               70,812,036.12
                                                                                            =========================


       Cash Uses
           Servicer Fee                                                                                 1,628,165.48
           Note Interest                                                                                3,927,744.79
           Reserve Fund                                                                                 4,797,657.50
           O/C Release to Seller                                                                                0.00
           Note Principal                                                                              60,458,468.35
                                                                                            -------------------------
           Total Cash Uses                                                                             70,812,036.12
                                                                                            =========================


       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                                            70,812,036.12
      --------------------------------------
       Investment Earnings in Trust Account                                                               (15,215.68)
       Daily Collections Remitted                                                                     (64,995,703.61)
       Cash Reserve in Trust Account                                                                   (4,797,657.50)
       Servicer Fee (withheld)                                                                         (1,628,165.48)
       O/C Release to Seller                                                                                    0.00
                                                                                            -------------------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                           (624,706.15)
                                                                                            =========================





        O/C Release             (Prospectus pg S16)
        POOL BALANCE                                                                                1,899,112,187.11
       --------------
        Yield Supplement O/C Amount                                                                   (12,300,973.10)
        Adjusted Pool Balance                                                                       1,886,811,214.01

                                                                                            -------------------------
        Total Securities                                                                            1,805,476,766.29
                                                                                            =========================

        Adjusted O/C Amount                                                                            81,334,447.72

        O/C Release Threshold                                                                          75,472,448.56

        O/C Release Period? (A1 Notes Matured) No

        O/C Release                                                                                                -








                                          Beginning                Ending               Principal         Principal per
                                           Balance                 Balance               Payment            $1000 Face
                                         -------------------     ----------------------------------------------------------
 NOTES & CERTIFICATES
 Class A-1  356,694,000.00  @   1.83%        303,566,234.64         243,107,766.29         60,458,468.35      119.4831390
 Class A-2  675,000,000.00  @   2.20%        675,000,000.00         675,000,000.00                  0.00        0.0000000
 Class A-3  430,000,000.00  @   2.93%        430,000,000.00         430,000,000.00                  0.00        0.0000000
 Class A-4  395,000,000.00  @   3.53%        395,000,000.00         395,000,000.00                  0.00        0.0000000
 Certificates                                 62,369,000.00          62,369,000.00                  0.00        0.0000000
                                         -------------------     ----------------------------------------
     Total Securities                      1,865,935,234.64       1,805,476,766.29         60,458,468.35
                                         ===================     ========================================



                                            Interest                Interest per
                                            Payment                  $1000 Face                 Original
                                         -----------------------------------------------
 NOTES & CERTIFICATES
 Class A-1  356,694,000.00  @   1.83%             478,369.79          0.9453948           506,000,000.00
 Class A-2  675,000,000.00  @   2.20%           1,237,500.00          1.5926641           777,000,000.00
 Class A-3  430,000,000.00  @   2.93%           1,049,916.67          1.7527824           599,000,000.00
 Class A-4  395,000,000.00  @   3.53%           1,161,958.33          2.7404678           424,000,000.00
 Certificates                                           0.00                               77,400,000.00
                                           ------------------
     Total Securities                           3,927,744.79                            2,383,400,000.00
                                           ==================



* Class A-1 Interest is computed31n an Actual/360 Basis. Days in current period  31
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